Exhibit 99.1

REPLACEMENT CAPITAL COVENANT, dated as of April 26, 2007 (this “Replacement Capital Covenant”), by Morgan Stanley, a Delaware corporation (the “Issuer”), in favor of, and for the benefit of, each Covered Debtholder (as defined below).

RECITALS

A. On the date hereof, the Issuer is issuing $825,010,000 aggregate principal amount of its 6.45% Junior Subordinated Deferrable Interest Debentures due April 15, 2067 (the “Notes”) to Morgan Stanley Capital Trust VIII, a Delaware statutory trust (“Trust VIII”).

B. On the date hereof, Trust VIII is issuing $825,000,000 aggregate liquidation amount of its 6.45% Trust Preferred Securities (the “Capital Securities” and, together with the Notes, the “Securities”).

C. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated April 19, 2007, relating to the Securities.

D. The Issuer is entering into this Replacement Capital Covenant and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Issuer be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

E. The Issuer acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Issuer and that, were the Issuer to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Issuer hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

Section 1. Definitions. Capitalized terms used but not otherwise defined in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

Section 2. Limitation on Redemption, Repurchase, Defeasance or Purchase of Notes. The Issuer, together with its successors and assigns, hereby promises and covenants to, and for the benefit of, each Covered Debtholder that the Issuer shall not, and shall cause Trust VIII not to, redeem, repurchase, defease or discharge, and shall cause its Subsidiaries not to purchase, all or any part of the

Securities on or after the Scheduled Redemption Date and prior to the Final Maturity Date except to the extent that

(a) the Issuer has obtained any prior concurrence or approval of any then Applicable Governmental Authority if such concurrence or approval is then required under any applicable capital rules and

(b)  the total redemption, repurchase, defeasance or purchase price therefor does not exceed the sum of the following amounts:

(i) 400% of (A) the aggregate net cash proceeds received by the Issuer or its Subsidiaries from the sale of Common Stock and Rights to Acquire Common Stock, (B) the Market Value of any Common Stock and Rights to Acquire Common Stock that the Issuer and its Subsidiaries have delivered as consideration for property or assets in an arms-length transaction, (C) the aggregate amount of the net cash proceeds the Issuer and its Subsidiaries have received from the sale of Mandatorily Convertible Preferred Stock and (D) the Market Value of any Common Stock that has been issued in connection with the conversion into or exchange for Common Stock of any convertible or exchangeable securities, other than, in the case of (D), securities for which the Issuer or any of its Subsidiaries has received equity credit from any NRSRO; and

(ii) 100% of the aggregate net cash proceeds received by the Issuer or its Subsidiaries from the sale of Replacement Capital Securities (other than the proceeds described in clause (i) above);

in each case, to Persons other than the Issuer and its Subsidiaries within the applicable Measurement Period (without double counting proceeds received in any prior Measurement Period); provided, however that the provisions of this Section 2 shall not apply to purchases or repurchases of the Securities or any portion thereof by any broker-dealer Affiliate of the Issuer in connection with market-making or other secondary-market activities. For the avoidance of doubt, persons covered by the Issuer’s dividend reinvestment plan and employee benefit plans shall be deemed not to be Affiliates of the Issuer for purposes of this Section 2.

Section 3. Covered Debt. (a) The Issuer represents and warrants that the Initial Covered Debt is Eligible Debt.

(b)    (i) During the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Issuer shall identify the series of Eligible Debt that will become the Covered Debt on the related Redesignation Date in accordance with the following procedures:

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(A) the Issuer shall identify each series of its then-outstanding long-term indebtedness for borrowed money that is Eligible Debt;

(B) if only one series of the Issuer’s then-outstanding long-term indebtedness for borrowed money will be Eligible Debt as of the related Redesignation Date, such series shall become the Covered Debt on such Redesignation Date;

(C) if the Issuer has more than one outstanding series of long-term indebtedness for borrowed money that will be Eligible Debt as of the related Redesignation Date, then the series that has the latest occurring final maturity date as of the related Redesignation Date shall become the Covered Debt on such Redesignation Date;

(D) the series of outstanding long-term indebtedness for borrowed money that is determined to be Covered Debt pursuant to clause (B) or (C) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to, but not including, the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(E) in connection with such identification of a new series of Covered Debt, the Issuer shall give the notice provided for in Section 4 and file with the Commission a current report on Form 8-K under the Exchange Act including as an exhibit or incorporating by reference this Replacement Capital Covenant within the time frame provided for in such section.

(c) If at any time the Covered Debt is held by a Trust, a holder of the capital securities of such Trust may institute a legal proceeding directly against the Issuer for the enforcement of this Replacement Capital Covenant, and such capital securities shall be deemed to be “Covered Debt” so long as the Covered Debt held by the Trust remains Covered Debt.

Section 4. Notice. In order to give effect to the intent of the Issuer described in Recital D, the Issuer covenants that:

(a) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, the Issuer shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the

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indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Form 8-K under the Exchange Act;

(b) so long as the Issuer is a reporting company under the Exchange Act, the Issuer shall include in each annual report filed with the Commission on Form 10-K under the Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission;

(c) within 30 days after a series of the Issuer’s long-term indebtedness for borrowed money (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Issuer will give notice of such occurrence to the holders of such long-term indebtedness for borrowed money in the manner provided for in the indenture, fiscal agency agreement or other contract or instrument under which such long-term indebtedness for borrowed money was issued and report such change in a Form 8-K filed with the Commission and the Issuer’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable (or any successor to such forms);

(d) if, and only if, the Issuer ceases to be a reporting company under the Exchange Act, the Issuer shall, rather than include the relevant information in Exchange Act filings pursuant to clauses (b) and (c) of this Section 4, cause a notice of the information required by clauses (b) and (c) of this Section 4 to be posted on (1) the Issuer’s website and (2) the Bloomberg screen for each series of Covered Debt (or any successor thereto) (each, an “Investor Screen”) and cause a hyperlink to the execution copy of this Replacement Capital Covenant to be included on the appropriate Investor Screen; and

(e) promptly upon request by any Holder of Covered Debt, the Issuer shall provide such Holder with a conformed copy of the executed version of this Replacement Capital Covenant.

Section 5. Termination, Amendment and Waiver. (a) The obligations of the Issuer pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (1) the date, if any, on which the Holders of a majority of the aggregate principal amount of the Covered Debt then in effect consent or agree to the elimination of such obligations as covenants in favor of such Holders, (2) the date on which the Issuer has no outstanding Eligible Debt (without giving effect to the rating requirement in clause (ii) of the definition of Eligible Senior Debt and Eligible Subordinated Debt), (3) the Final Maturity Date, or if earlier, the date on which the Notes are otherwise redeemed in full and (4) the date, if any, on which an Event of Default occurs with respect to the Notes, resulting in the acceleration

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thereof. From and after the Termination Date, the obligations of the Issuer pursuant to this Replacement Capital Covenant shall be of no further force and effect with respect to the Covered Debtholders, or otherwise.

(b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Issuer with the consent of the Holders of a majority in principal amount of the Covered Debt then in effect; provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Issuer (and without the consent of any Holders of Covered Debt) if any of the following apply (it being understood that any such amendment or supplement may fall into one or more of the following): (i) such amendment or supplement eliminates Common Stock, Rights to Acquire Common Stock, Mandatorily Convertible Preferred Stock and/or Debt Exchangeable for Common Equity as a type of security or securities qualifying as Replacement Capital Securities and the Issuer has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Issuer’s earnings per share as calculated for financial reporting purposes or (ii) such amendment or supplement imposes additional restrictions on the types of securities qualifying as Replacement Capital Securities or is not adverse to the Holders of the Covered Debt then in effect, and, in either case described in this clause (ii), an officer of the Issuer has delivered to the Holders of such Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of such Covered Debt.

(c) For purposes of Sections 5(a) and 5(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Issuer under this Replacement Capital Covenant shall be the Holders of the Covered Debt then in effect as of a record date established by the Issuer that is not more than 45 days prior to the date on which the Issuer proposes that such termination, amendment or supplement becomes effective.

Section 6. Miscellaneous. (a) THIS REPLACEMENT CAPITAL COVENANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) This Replacement Capital Covenant shall be binding upon the Issuer and its successors and assigns, shall inure to the benefit of the Covered Debtholders as they exist from time to time and shall confer on such Covered Debtholders the right to sue the Issuer in any court of competent jurisdiction for any breach by the Issuer of the terms hereof (it being understood and agreed by the Issuer that any Person who is a Covered Debtholder at the time such Person owns Covered Debt shall retain its status as a Covered Debtholder for so long as

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the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Issuer has violated its covenants in Section 2 and before the series of long-term indebtedness for borrowed money held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for borrowed money no longer being Covered Debt). Except as specifically provided herein, this Replacement Capital Covenant shall have no other beneficiaries and no other Persons are entitled to rely on this Replacement Capital Covenant.

(c) All demands, notices, requests and other communications to the Issuer under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Issuer, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent by a national or international courier service, on the date of receipt (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day; provided that the telecopy is promptly confirmed by telephone confirmation thereof, in each case to the Issuer at the address set forth below, or at such other address as the Issuer may thereafter notify to Covered Debtholders or post on the Issuer’s website as the address for notices under this Replacement Capital Covenant:

Morgan Stanley
1585 Broadway
New York, New York 10036
Facsimile: (212) 762-0337
Attention: Treasurer

Any demand, notice, request or other communication to Holders under this Replacement Capital Covenant may be given by the Issuer in any manner contemplated by the indenture, fiscal agency agreement or other instrument governing the Covered Debt. For all purposes of this Replacement Capital Covenant, the Issuer may deem and treat the registered Holder of any Covered Debt as the absolute owner of such Covered Debt, and the Issuer shall not be affected by any notice to the contrary. The rights of beneficial owners in any Covered Debt shall be exercised only through the registered Holder of such Covered Debt, and the Issuer may rely and shall be fully protected in relying upon information furnished by such registered Holder. Any demand, notice, request, consent, waiver or other action of a Holder shall bind every future Holder of the same Covered Debt and the Holder of every instrument evidencing Covered Debt issued upon the registration of transfer thereof or in exchange therefor.

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(d) In the event of an assumption of the Issuer’s obligations under the indenture, fiscal agency agreement or other instrument governing the Covered Debt by a successor, provided such assumption does not constitute an event of default under such indenture, fiscal agency agreement or other instrument, the Issuer may assign its rights and obligations under this Replacement Capital Covenant to such successor, and upon such assignment to and the assumption of this Replacement Capital Covenant by such successor, such successor shall succeed to and be substituted for the Issuer, hereunder with the same effect as if it had been named herein and the Issuer shall be relieved of any further obligation hereunder.

(e) No Covered Debtholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Replacement Capital Covenant, or for any other remedy with respect to this Replacement Capital Covenant, unless the Issuer shall have failed to comply with its obligations under this Replacement Capital Covenant and such failure is continuing.

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IN WITNESS WHEREOF, the Issuer has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

MORGAN STANLEY

By:	/s/ Jai Sooklal
	Name:	Jai Sooklal
	Title:	Assistant Treasurer

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DEFINITIONS

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Alternative Payment Mechanism” means, with respect to any Qualifying Capital Securities, provisions in the related transaction documents that require the issuer, in its discretion, to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such Qualifying Capital Securities and apply the proceeds to pay unpaid Distributions on such Qualifying Capital Securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the issuer pays current Distributions on such Qualifying Capital Securities and (y) the fifth anniversary of the commencement of such deferral period, and that:

(a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale) that the issuer has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities to Persons other than the Issuer and its Subsidiaries, up to the Preferred Cap (as defined in (f) below) in the case of APM Qualifying Securities that are Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock;

(b) permit the issuer to pay current Distributions on any Distribution Date out of any source of funds but (x) require the issuer to pay deferred Distributions only out of eligible proceeds and (y) prohibit the issuer from paying deferred Distributions out of any source of funds other than eligible proceeds (other than following an acceleration of such securities or the occurrence of the final maturity thereof), unless (if the issuer elects to so provide in the terms of such securities) an Applicable Governmental Authority directs otherwise;

(c) if deferral of Distributions continues for more than one year, require the Issuer not to redeem or repurchase any securities that rank pari passu with or junior to any APM Qualifying Securities that the issuer has issued to settle deferred Distributions in respect to that deferral period until at least one year after all deferred Distributions have been paid (a “Repurchase Restriction”);

(d) notwithstanding the foregoing provision, if an Applicable Governmental Authority disapproves the sale of APM Qualifying Securities, may (if the issuer elects to so provide in the terms of such securities) permit the issuer to pay deferred Distributions from any source without a breach of its obligations under the related transaction documents;

(e) if an Applicable Governmental Authority does not disapprove the issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the issuer elects to so provide in the terms of such securities) permit the issuer to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the related transaction documents; and

(f) limit the obligation of the issuer to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities to:

(A) in the case of APM Qualifying Securities that are Common Stock or Qualifying Warrants, an amount from the issuance thereof pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof during such deferral period pursuant to the Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period equal to 2% of the total number of issued and outstanding shares of Common Stock as of the date of the Issuer’s then most recent publicly available consolidated financial statements (the “Common Cap”); provided (and it being understood) that the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

(B) in the case of APM Qualifying Securities that are Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances of Qualifying Preferred Stock and unconverted Mandatorily Convertible Preferred Stock pursuant to such Alternative Payment Mechanism) equal to 25% of the liquidation preference or principal amount of the Qualifying Capital Securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

(g) in the case of Qualifying Capital Securities other than Qualifying Preferred Stock, include a Bankruptcy Claim Limitation Provision; and

(h) permit the Issuer, at its option, to provide that if it is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance,

transfer or lease of assets substantially as an entirety to any other Person or a similar transaction (a “business combination”) where immediately after the consummation of the business combination more than 50% of the surviving or resulting entity’s voting stock is owned by the shareholders of the other party to the business combination, then clauses (a), (b) and (c) above will not apply to any deferral period that is terminated on the next Distribution Date following the date of consummation of the business combination;

provided (and it being understood) that:

(a) the Alternative Payment Mechanism may at the discretion of the Issuer include a share cap limiting the issuance of APM Qualifying Securities consisting of Common Stock and Qualifying Warrants in each case to a maximum issuance cap to be set at the discretion of the Issuer; provided that such maximum issuance cap will be subject to the Issuer’s agreement to use commercially reasonable efforts (i) to increase the maximum issuance cap when reached, if the Issuer can do so and still satisfy its future fixed or contingent obligations under the securities and derivative instruments that provide for settlement or payment in shares of common stock, and (ii) if the Issuer cannot increase the maximum issuance cap as contemplated in the preceding clause, to request its board of directors to adopt a resolution for shareholder vote at the next occurring annual shareholders meeting to increase the number of shares of the Issuer’s authorized common stock for purposes of satisfying its obligations to pay deferred distributions;

(b) the issuer shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

(c) if, due to a Market Disruption Event or otherwise, the Issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Preferred Cap, and any maximum issuance cap referred to above, as applicable; and

(d) if the Issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Preferred Cap and any maximum issuance cap referred to above, as applicable, in proportion to the total amounts that are due on such securities, or on such other basis as an Applicable Governmental Authority may approve.

“APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, any Debt Exchangeable for Preferred Equity or any Mandatory Trigger Provision, one or more of the following (as designated in the transaction documents for any Qualifying Capital Securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision or for any Debt Exchangeable for Preferred Equity):

(a) Common Stock;

(b) Qualifying Warrants;

(c) Mandatorily Convertible Preferred Stock; and

(d) Qualifying Preferred Stock;

provided that if the APM Qualifying Securities for any Alternative Payment Mechanism, any Debt Exchangeable for Preferred Equity or any Mandatory Trigger Provision include both Common Stock and Qualifying Warrants, such Alternative Payment Mechanism, Debt Exchangeable for Preferred Equity or Mandatory Trigger Provision may permit, but need not require, the issuer to issue Qualifying Warrants or Qualifying Preferred Stock; provided further that if such Alternative Payment Mechanism, Mandatory Trigger Provision or Debt Exchangeable for Preferred Equity includes all of the securities included in (a) through (d) above, it may allow for an amendment of the terms of such security to eliminate Common Stock and Qualifying Warrants as APM Qualifying Securities if the Issuer has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Issuer’s earnings per share as calculated for financial reporting purposes.

“Applicable Government Authority” means the Commission, the Federal Reserve Board, the Office of the Comptroller of the Currency, the Office of Thrift Supervision or any other federal or state authority with regulatory oversight over the Issuer’s capitalization.

“Bankruptcy Claim Limitation Provision” means, with respect to any Qualifying Capital Securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision, provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such Qualifying Capital Securities to Distributions that accumulate during (a) any deferral period, in the case of Qualifying Capital

Securities that have an Alternative Payment Mechanism or (b) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction documents, in the case of Qualifying Capital Securities having a Mandatory Trigger Provision, to:

(i) in the case of Qualifying Capital Securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and

(ii) in the case of any other Qualifying Capital Securities, an amount not in excess of the sum of (x) the amount of accumulated and unpaid Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Preferred Stock and unconverted Mandatorily Convertible Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision, provided that the holders of such securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in subclause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had the claim for such excess ranked pari passu with the interests of the holders, if any, of Qualifying Preferred Stock.

“Business Day” means any day that is not a Saturday or Sunday and that is not day on which banking institutions generally in The City of New York are authorized or obligated by law or executive order to be closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

“Common Stock” means any equity securities of the Issuer (including equity securities held as treasury shares and equity securities sold pursuant to the Issuer’s dividend reinvestment plan and employee benefit plans) that have no preference in the payment of dividends or amounts payable upon the liquidation, dissolution or winding up of the Issuer (including a security that tracks the performance of, or relates to the results of, a business, unit or division of the Issuer), and any securities that have no preference in the payment of dividends or amounts payable upon the liquidation, dissolution or winding up of the Issuer and are issued in exchange therefor in connection with a merger, consolidation, binding share exchange, business combination, recapitalization or other similar event.

“Covered Debt” means (i) at the date of this Replacement Capital Covenant and continuing to, but not including, the first Redesignation Date, the Initial Covered Debt and (ii) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that holds long-term indebtedness for borrowed money of the Issuer during the period that such long-term indebtedness for borrowed money is Covered Debt.

“Debt Exchangeable for Equity” means Debt Exchangeable for Common Equity or Debt Exchangeable for Preferred Equity.

“Debt Exchangeable for Common Equity” means a security or combination of securities (together in this definition, “such securities”) that:

(a) gives the holder a beneficial interest in (i) a fractional interest in a stock purchase contract for a share of Common Stock of the Issuer that will be settled in three years or less, with the number of shares of Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of such debt securities, subject to customary anti-dilution adjustments and (ii) debt securities of the Issuer that are not redeemable at the option of the issuer or the holder thereof prior to the settlement of the stock purchase contracts;

(b) provides that the investors directly or indirectly grant to the Issuer a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase Common Stock of the Issuer pursuant to such stock purchase contracts;

(c) includes a remarketing feature pursuant to which the debt securities of the Issuer are remarketed to new investors commencing not later than 30 days prior to the settlement date of the purchase contract; and

(d) provides for the proceeds raised in the remarketing to be used to purchase Common Stock of the Issuer under the stock purchase contracts and, if there has not been a successful remarketing by the settlement date of the purchase contract, provides that the stock purchase contracts will be settled by the Issuer acquiring the debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Common Equity.

“Debt Exchangeable for Preferred Equity” means a security or combination of securities (together in this definition, “such securities”) that:

(a) gives the holder a beneficial interest in (i) subordinated debt securities of the Issuer that include a provision requiring the Issuer to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not later than the second anniversary of the commencement of such deferral period and that are the most junior subordinated debt of the Issuer (or rank pari passu with the most junior subordinated debt of the Issuer) (in this definition, “subordinated debt”) and (ii) a fractional interest in a stock purchase contract for a share of Qualifying Preferred Stock of the Issuer that ranks pari passu with or junior to all other preferred stock of the Issuer (in this definition, “preferred stock”);

(b) provides that the investors directly or indirectly grant to the Issuer a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase preferred stock of the Issuer pursuant to such stock purchase contracts;

(c) includes a remarketing feature pursuant to which the subordinated debt of the Issuer is remarketed to new investors commencing not later than the first Distribution Date that is at least five years after the date of issuance of securities or earlier in the event of an early settlement event based on: (i) the dissolution of the issuer of such debt exchangeable for preferred equity or (ii) one or more financial tests set forth in the terms of the instrument governing such debt exchangeable for preferred equity;

(d) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Preferred Stock of the Issuer under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Issuer acquiring the subordinated debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Preferred Equity;

(e) is subject to a Qualifying Replacement Capital Covenant that will apply to such securities and preferred stock of the Issuer, and will not include Debt Exchangeable for Equity as a Replacement Capital Security; and

(f) after the issuance of such preferred stock of the Issuer provides the holders of such securities with a beneficial interest in such preferred stock.

“Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Issuer.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term, unsecured indebtedness for borrowed money of such issuer that:

(i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for borrowed money;

(ii) is then assigned a rating by at least one NRSRO (provided that this clause shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for borrowed money that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO);

(iii) has an outstanding principal amount of not less than $100,000,000; and

(iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.

For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for borrowed money that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for borrowed money that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term, unsecured indebtedness for borrowed money that:

(i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then-outstanding most senior series of indebtedness for borrowed money;

(ii) is then assigned a rating by at least one NRSRO (provided that this clause (ii) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for borrowed money that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO);

(iii) has an outstanding principal amount of not less than $100,000,000; and

(iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.

For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for borrowed money that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for borrowed money that is separate from each other series of such indebtedness.

“Exchange Act” means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

“Final Maturity Date” means April 15, 2067.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Issuer with respect to such Covered Debt and each beneficial owner holding through a participant in a clearing agency.

“Indenture” means the Junior Subordinated Indenture dated October 12, 2006 between the Issuer and The Bank of New York, as trustee thereunder, governing the Notes.

“Initial Covered Debt” means the Issuer’s junior subordinated debt securities underlying the 6.60% Capital Securities issued by Morgan Stanley

Capital Trust VI (CUSIP: 617446 YW 3) and, pursuant to Section 3(c), the capital securities issued by such Trust.

“Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will redeem or purchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of redemption or purchase that receive as much or more equity-like credit than the securities then being redeemed or purchased, raised within 180 days of the applicable redemption or purchase date.

“Issuer” means the Person named as the “Issuer” in the first paragraph of this Replacement Capital Covenant, until a successor corporation shall have become such, and thereafter “Issuer” shall mean such successor corporation.

“Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock, subject to customary anti-dilution adjustments.

“Mandatory Trigger Provision” means, as to any Qualifying Capital Securities, provisions in the terms thereof or of the related transaction documents that:

(a) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such Qualifying Capital Securities to make payment of Distributions on such securities only pursuant to the issue and sale of APM Qualifying Securities, within two years of a failure of the issuer to satisfy one or more financial tests set forth in the terms of such Qualifying Capital Securities or related transaction agreements, in an amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such Qualifying Capital Securities (including without limitation all deferred and accumulated amounts), and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (i) such Mandatory Trigger Provision shall limit the issuance and sale of Common Stock and Qualifying Warrants the proceeds of which may be applied to pay such Distributions pursuant to such provision to the Common Cap, unless the Mandatory Trigger Provision requires such issuance and sale within one year of such failure, and (ii) the amount of Qualifying Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;

(b) other than in the case of non-cumulative preferred stock, if the provisions described in clause (a) do not require such issuance and sale within one year of such failure, prohibit the issuer from repurchasing any securities that are pari passu with or junior to its APM Qualifying Securities, the proceeds of which were used to pay deferred Distributions since such failure before the date six months after the issuer applies the net proceeds of the sales described in clause (a) to pay such unpaid Distributions in full; and

(c) other than in the case of non-cumulative perpetual preferred stock, include a Bankruptcy Claim Limitation Provision;

provided (and it being understood) that:

(a) the issuer will not be obligated to issue (or use commercially reasonably efforts to issue) any such APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

(b) if, due to a Market Disruption Event or otherwise, the issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Preferred Cap and any maximum issuance cap, as applicable; and

(c) if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of any such APM Qualifying Securities and applies some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Preferred Cap, and any maximum issuance cap, as applicable, in proportion to the total amounts that are due on such securities.

No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

“Market Disruption Events” means the occurrence or existence of any of the following events or sets of circumstances:

(a) the Issuer would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell APM Qualifying Securities and such consent or approval has not yet been obtained notwithstanding the Issuer’s commercially reasonable efforts to obtain such consent or approval or an Applicable Governmental Authority instructs the Issuer not to sell or offer for sale APM Qualifying Securities at such time;

(b) trading in securities generally (or in the Common Stock or the Issuer’s preferred stock specifically) on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Common Stock and/or the Issuer’s preferred stock is then listed or traded shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by the relevant exchange or by any other regulatory body or governmental body having jurisdiction, and the establishment of such minimum prices materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, Common Stock and/or such preferred stock;

(c) a banking moratorium shall have been declared by the federal or state authorities of the United States and such moratorium materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

(d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States and such disruption materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

(e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis and such event materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

(f) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, and such change materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

(g) an event occurs and is continuing as a result of which the offering document for such offer and sale of APM Qualifying Securities would, in the reasonable judgment of the Issuer contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in the reasonable judgment of the Issuer, is not otherwise required by law and would have a material adverse effect on the business of the Issuer or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Issuer to consummate such transaction, provided that no single suspension period contemplated by this paragraph (g) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (g) shall not exceed an aggregate of 180 days in any 360-day period; or

(h) the Issuer reasonably believes, for reasons other than those referred to in paragraph (g) above, that the offering document for such offer and sale of APM Qualifying Securities would not be in compliance with a rule or regulation of the Commission and the Issuer is unable to comply with such rule or regulation or such compliance is unduly burdensome, provided that no single suspension period contemplated by this paragraph (h) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (h) shall not exceed an aggregate of 180 days in any 360-day period.

The definition of “Market Disruption Event” as used in the Qualifying Capital Securities may include less than all of the paragraphs outlined above, as determined by the Issuer at the time of issuance of such securities, and in the case of clauses (a), (b), (c) and (d), as applicable to a circumstance where the Issuer would otherwise endeavor to issue preferred stock, shall be limited to circumstances affecting markets where the preferred stock of the Issuer trades or where a listing for its trading is being sought.

“Market Value” means, on any date, (i) in the case of Common Stock, the closing sale price per shall of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is not either listed or quoted on any U.S. securities exchange on the relevant date, the market price will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected by the Issuer for this purpose and (ii) in the case of Rights to Acquire Common Stock, a value determined by a nationally recognized independent investment banking firm selected by the Issuer’s board of directors (or a duly authorized committee thereof) for this purpose.

“Measurement Date” means with respect to any redemption, repurchase, defeasance or purchase of Securities (i) on or prior to the Scheduled Redemption Date, the date 180 days prior to delivery of notice of such repayment, defeasance or redemption or the date of such purchase and (ii) after the Scheduled Redemption Date, the date 90 days prior to the date of such repayment, redemption, defeasance or purchase, except that, if during the 90 days (or any shorter period) preceding the date that is 90 days prior to the date of such repayment, redemption, defeasance or purchase, net cash proceeds described above were received but no repayment, redemption, defeasance or purchase was made in connection therewith, the Measurement Date shall be the date upon which such 90-day (or shorter) period prior to the 90-day period prior to the date such repayment, redemption, defeasance or purchase began.

“Measurement Period” means the period from a Measurement Date to the related notice date or purchase or repurchase date. Measurement Periods cannot run concurrently.

“Non-Cumulative” means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Qualifying Preferred Stock and Securities that include an Alternative Payment Mechanism shall be deemed to be Non-Cumulative for all purposes of this Replacement Capital Covenant.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements to the effect that either:

(a) (i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first five years of any deferral period and need not include a Common Cap, Preferred Cap, Bankruptcy Claim Limitation Provision or Repurchase Restriction); or

(b) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to at least ten years, without any remedy other than Permitted Remedies.

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the Issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), or

(b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

“Qualifying Capital Securities” means securities (other than Common Stock, Rights to Acquire Common Stock and securities convertible into or exchangeable for Common Stock) that in the determination of the Board of Directors of the Issuer, reasonably construing the definitions and other terms of the Replacement Capital Covenant, meet one of the following criteria:

(A) securities issued by the Issuer or any of its Subsidiaries that (1) rank pari passu with or junior to the Notes upon the liquidation, dissolution or winding up of the Issuer, (2) have no maturity or a maturity of at least 60 years and (3) (a) are Non-Cumulative and are subject to a Qualifying Replacement Capital Covenant or (b) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

(B) securities issued by the Issuer or any of its Subsidiaries that (1) rank pari passu with or junior to the Notes upon the liquidation, dissolution or winding up of the Issuer, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a Qualifying Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and an Optional Deferral Provision;

(C) Qualifying Preferred Stock;

(D) non-cumulative preferred stock issued by the Issuer that ranks junior to the Notes upon a liquidation, dissolution or winding up of the Issuer, and (1) (a) has no maturity or a final maturity of at least 60 years and (b) is subject to Intent-Based Replacement Disclosure; or (2) (a) has no maturity or a final maturity of at least 40 years and is subject to a Qualifying Replacement Covenant or (b) is subject to Intent-Based Replacement Disclosure and has a Mandatory Trigger Provision; or (3) (a) has no maturity or a final maturity of at least 25 years, (b) is subject to a Qualifying Replacement Covenant and (c) has a Mandatory Trigger Provision;

(E) preferred stock issued by the Issuer that ranks junior to the Notes upon a liquidation, dissolution or winding up of the Issuer, and (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2)(a) has no maturity or a maturity of at least 60 years and (b) is subject to a Qualifying Replacement Capital Covenant;

(F) securities issued by the Issuer or Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Issuer, (2) have no maturity or a maturity of at least 60 years and an Optional Deferral Provision, and (3) are subject to a Qualifying Replacement Covenant;

(G) securities issued by the Issuer or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Issuer, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 40 years and (4) either (a) are subject to a Qualifying Replacement Capital Covenant or (b) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

(H) securities issued by the Issuer or its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Issuer other than the Notes and securities ranking pari passu with the Notes, (2) have an Optional Deferral Provision and a Mandatory Trigger Provision and (3) have no maturity or a maturity of at least 60 years and are subject to a Qualifying Replacement Capital Covenant;

(I) other securities issued by the Issuer or its Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Issuer pari passu with or junior to the Notes, (2) have no maturity or a maturity of at least 25 years and (3) are subject to a Qualifying Replacement Capital Covenant and have a Mandatory Trigger Provision and an Optional Deferral Provision;

(J) cumulative preferred stock issued by the Issuer that (1) has no maturity or a maturity of at least 60 years and (2) is subject to Intent-Based Replacement Disclosure;

(K) Non-Cumulative preferred stock issued by the Issuer that (1) has no maturity or a maturity of at least 60 years and (2) is subject to Intent-Based Replacement Disclosure;

(L) securities issued by the Issuer or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Issuer, (2) either (a) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (b) have no maturity or a maturity of at least 30 years and are subject to a Qualifying Replacement Capital Covenant and (3) have an Optional Deferral Provision; or

(M) securities issued by the Issuer or its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Issuer other than the Notes and securities ranking pari passu with the Notes, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision and (3) have no maturity or a maturity of at least 30 years and are subject to Intent-Based Replacement Disclosure.

“Qualifying Preferred Stock” means non-cumulative perpetual preferred stock issued by the Issuer that (a) ranks pari passu with or junior to all other preferred stock of the Issuer, and contains no remedies other than Permitted Remedies and (b) either (i) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the issuer from paying any dividends thereon upon its failure to satisfy one or more financial tests set forth therein or (ii) is subject to a Qualifying Replacement Capital Covenant.

“Qualifying Replacement Capital Covenant” means (i) a replacement capital covenant substantially similar to this Replacement Capital Covenant or (ii) a replacement capital covenant, as identified by the Board of Directors of the Issuer, acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant, (a) entered into by an issuer that at the time it enters into such replacement capital covenant is a reporting company under the Exchange Act and (b) that restricts the issuer from redeeming or purchasing identified securities except to the extent of the applicable percentage of the net proceeds of specified Replacement Capital Securities that have terms and provisions at the time of redemption, repurchase, defeasance or purchase that receive as much or more equity-like credit than the securities then being redeemed, repurchased or purchased, raised within the six-month period prior to the applicable redemption, repurchase, defeasance or purchase date.

“Qualifying Warrants” means net share settled warrants to purchase Common Stock that have an exercise price greater than the current stock market price of the Issuer’s Common Stock as of their date of issuance, that do not entitle the Issuer to redeem for cash and the holders of such warrants are not entitled to require the Issuer to repurchase for cash in any circumstance.

“Redesignation Date” means, as to the then-effective Covered Debt, the earliest of (i) the date that is two years prior to the final maturity date of such Covered Debt, (ii) if the Issuer elects to redeem, or the Issuer or a Subsidiary of the Issuer elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (iii) if the then-effective Covered Debt is not Eligible Subordinated Debt, the date on which the Issuer issues long-term indebtedness for borrowed money that is Eligible Subordinated Debt.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Replacement Capital Securities” means

(a) Common Stock and Rights to Acquire Common Stock;

(b) Mandatorily Convertible Preferred Stock;

(c) Debt Exchangeable for Equity; and

(d) Qualifying Capital Securities.

“Repurchase Restriction” has the meaning specified in the definition of Alternative Payment Mechanism.

“Rights to Acquire Common Stock” includes any right to acquire Common Stock, including any right to acquire Common Stock pursuant to a stock purchase plan or employee benefit plan.

“Scheduled Redemption Date” means January 15, 2046.

“Securities” has the meaning specified in Recital B.

“Securities Act” means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

“Subsidiary” of the Issuer means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by the Issuer.

“Termination Date” has the meaning specified in Section 4(a).

“Trust” means a trust, the common securities of which are held directly or indirectly by the Issuer.